SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	November 25, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of May 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC2)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On November 25, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated November 25, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated November 25, 1998.



    SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
    NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
    SERIES 1998-NC2



    Distribution Date:             11/25/98


                    Beginning                                  Ending
                    Certificate                                Certificate
    ClassCusip      Balance(1)   Principal  Interest   Losses  Balance
    A    79548KYV4  141239885.34 5084287.44  637860.51    0.00 136155597.90
    M-1  79548KYW2   18812500.00       0.00   88409.03    0.00  18812500.00
    M-2  79548KYX0   14512500.00       0.00   70378.13    0.00  14512500.00
    M-3  79548KYY8    7525000.00       0.00   40254.86    0.00   7525000.00
    CE   N/A          4300000.00       0.00  598481.55    0.00   4300000.00
    P    N/A                1.00       0.00   46084.21    0.00         1.00
    R-III79548KZB7          0.00       0.00       0.00    0.00         0.00
    Total           186389886.34 5084287.44 1481468.29    0.00 181305598.90



               AMOUNTS PER $1,000 UNIT                   PASS THROUGH RATES

                                            Ending             Current
                                            CertificateRealizedPass-Through
    ClassPrincipal Interest Total Balance Losses Interest Rate A 29.934038 3.75544090 33.689479 801.624012 0.0000 5.41938%
    M-1      0.0000   4.69948332   4.699483 1000.00000  0.0000      5.63938%
    M-2      0.0000   4.84948355   4.849484 1000.00000  0.0000      5.81938%
    M-3      0.0000   5.34948306   5.349483 1000.00000  0.0000      6.41938%
    CE       0.0000   139.181756 139.181756 1000.00000  0.0000      3.85309%
    P        0.0000 460842.10000 460842.100   10.00000  0.0000 N/A
    R-III    0.0000   0.00000000   0.000000    0.00000  0.0000      5.41938%

    Section 4.02 (iii.)
    MASTER SERVICER COMPENSATION              77662.45
    TRUSTEE FEES                                  0.00

    Section 4.02 (iv.)
    P&I ADVANCES                 Total Advances                   224111.34
    *Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

    Section 4.02 (v.)
    BALANCES AS OF:    25-Nov-98

                    Stated Principal Balance of Mortgage Loans 181064827.49
                    Stated Principal Balance of REO Properties    240771.33

    Section 4.02 (vi.)
    MORTGAGE LOAN CHARACTERISTICS
         Number of Loans (Beginning)                                   1688
         Aggregate Principal Balance as of the Due Date        186389886.25
         Number of Loans (Ending)                                      1643
         Aggregate Principal Balance as of the Due Date        181305598.82
         Weighted Average Remaining Term to Maturity                    346
         Beginning Weighted Average Mortgage Rate                   9.75867%
         Number of Subsequent Loans                                       0
         Balance of Subsequent Loans                                   0.00

                                            Unpaid             Stated
    Section 4.02 (vii.)                     Principal          Principal
    DELINQUENCY INFORMATION                 Balance    Number  Balance
    30-59 days delinquent                   4227235.07      45   4221740.32
    60-89 days delinquent                    287544.65       4    287058.65
    90 or more days delinquent               245183.71       3    244644.05
    Foreclosure proceedings have commenced 2149045.70 30 2143472.35 *Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

    Section 4.02 (viii.)
    REO INFORMATION  Loans that became REO properties in the
                     preceding calendar month:
                                 Unpaid     Stated
                                 Principal  Principal
                    Loan Number  Balance    Balance

                           45621  200739.71  200122.98
                           71647   40755.95   40648.35

    Section 4.02 (ix.)           Book Value of REO Properties:    258564.53
    REO BOOK VALUES

    Section 4.02 (x.)
    PRINCIPAL PREPAYMENTS
                    Aggregate Amount of Principal Prepayments
                                            Curtailments           38275.13
                                            Payments in Full     4942589.97

                    Prepayment Charges                             46084.21
                    REO Principal Amortization                       106.22

    Section 4.02 (xi.)           Realized Losses that were incurred during
    REALIZED LOSSES              the related Prepayment Period:

                                 Total Realized Losses    0.00
                                 Which Include:
                                 Extraordinary Losses     0.00
                                 Fraud Losses             0.00
                                 Special Hazard Losses    0.00
                                 Bankruptcy Losses        0.00

    Section 4.02 (xii.)
    EXTRAORDINARY TRUST FUND EXPENSES
         Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
         Available Distribution Amount:                   0.00

    Section 4.02 (xiv.)
    CERTIFICATE FACTOR                      Certificate
                                            Factor
                                 Class A      0.801624
                                 Class M-1    1.000000
                                 Class M-2    1.000000
                                 Class M-3    1.000000
                                 Class CE     0.843283




    Section 4.02 (xv.)
    INTEREST DISTRIBUTION AMOUNTS

                                 Interest   Reduction from Allocation of:
                    Interest     Carry      Prepayment         Relief Act
                    Distribution Forward    Interest   RealizedInterest
                    Amount       Amount     Shortfalls Losses  Shortfalls
         A             637860.51       0.00       0.00    0.00         0.00
         M-1            88409.03       0.00       0.00    0.00         0.00
         M-2            70378.13       0.00       0.00    0.00         0.00
         M-3            40254.86       0.00       0.00    0.00         0.00
         CE            598481.55   NA             0.00    0.00         0.00
         TOTAL        1435384.08       0.00       0.00    0.00         0.00

    Section 4.02 (xvi.)
    PREPAYMENT INTEREST SHORTFALLS
    Prepayment Interest Shortfalls not covered by the Servicer:        0.00


    Section 4.02 (xvii.)
                                 Relief Act Interest Shortfall         0.00

    Section 4.02 (xviii.)        Fraud Loss Amount               6450003.00
                                 Bankruptcy Amount                100000.00
                                 Special Hazard Amount           2262284.00

    Section 4.02 (xix.)
                    Required Overcollateralized Amount           4300000.00
                    Credit Enhancement Percentage                  24.90271%

    Section 4.02 (xx.)
                    Overcollateralization Increase Amount              0.00

    Section 4.02 (xxi.)
                    Overcollateralization Reduction Amount             0.00

    Section 4.02 (xxii.)
    PASS THROUGH RATE
                    A               5.41938%   5.24234%
                    M-1             5.63938%   5.46234%
                    M-2             5.81938%   5.64234%
                    M-3             6.41938%   6.24234%
                    CE              3.85309%

    Section 4.02 (xxiii.)
    PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
    Amount on Deposit in the Pre-Funding Account          0.00
    Amount on Deposit in the Interest Coverage Account    0.00

    Section 4.02 (xxiv.)
    PRE-FUNDING ACCOUNT DEPOSITS
    Amount from the Pre-Funding Account
    distributed to the Certificates                                    0.00

    PERFORMANCE MEASURES
    Net Monthly Excess Cash Flow                                  598481.55

                    Delinquency Percentage                          1.60830%

                    Stepdown Date Occurrence           NO
                    Trigger Event Occurrence           NO






SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: November 30, 1998